                                                                   Exhibit 10.19




                             VISKASE COMPANIES, INC.


                             2005 STOCK OPTION PLAN


                                JANUARY 13, 2005

                                                                               .
                                                                               .
                                                                               .
                                TABLE OF CONTENTS

1.   PURPOSE OF THE PLAN.....................................................1

2.
     DEFINITIONS.............................................................1

     (a)      "Board of Directors"...........................................1
     (b)      "Cause,".......................................................1
     (c)      "Code".........................................................1
     (d)      "Committee"....................................................1
     (e)      "Common Stock".................................................1
     (f)      "Company"......................................................1
     (g)      "Disability"...................................................1
     (h)      "Exchange Act".................................................2
     (i)      "Fair Market Value"............................................2
     (j)      "Incentive Award"..............................................2
     (k)      "Incentive Stock Option".......................................2
     (l)      "Non-Qualified Stock Option"...................................2
     (m)      "Option".......................................................2
     (n)      "Participant"..................................................2
     (o)      "Plan".........................................................2
     (p)      "Retirement"...................................................2
     (q)      "Securities Act"...............................................2
     (r)      "Subsidiary"...................................................2
     (s)      "Viskase"......................................................2

3.   STOCK SUBJECT TO THE PLAN...............................................2

4.   ADMINISTRATION OF THE PLAN..............................................3

5.   ELIGIBILITY.............................................................3

6.   OPTIONS.................................................................4

     (a)      Identification of Options......................................4
     (b)      Exercise Price.................................................4
     (c)      Term and Exercise of Options...................................4
     (d)      Limitations on Grant of Incentive Stock Options................5
     (e)      Effect of Termination of Employment............................6
     (f)      Cash Bonuses...................................................6

7.   ADJUSTMENT UPON CHANGES IN COMMON STOCK.................................6

     (a)      Shares Available for Grants....................................6
     (b)      Increase or Decrease in Issued Shares Without Consideration....7

     (c)      Certain Mergers................................................7
     (d)      Certain Other Transactions.....................................7
     (e)      Other Changes..................................................8
     (f)      No Other Rights................................................8

8.   RIGHTS AS A STOCKHOLDER.................................................8

9.   NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD...............8

10.  SECURITIES AND OTHER MATTERS............................................9

11.  WITHHOLDING TAXES.......................................................9

     (a)      Cash Remittance................................................9
     (b)      Stock Remittance...............................................9
     (c)      Stock Withholding..............................................10
     (d)      Other Payments.................................................10

12.  AMENDMENT OF THE PLAN...................................................10

13.  NO OBLIGATION TO EXERCISE...............................................10

14.  TRANSFERS UPON DEATH....................................................10

15.  EXPENSES AND RECEIPTS...................................................11

16.  FAILURE TO COMPLY.......................................................11

17.  EFFECTIVE DATE AND TERM OF PLAN.........................................11

                 VISKASE COMPANIES, INC. 2005 STOCK OPTION PLAN
                                JANUARY 13, 2005

1.       PURPOSE OF THE PLAN

         This Viskase Companies, Inc. 2005 Stock Option Plan is intended to promote the interests of the Company by providing the officers, employees, consultants and advisors of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the employ of the Company.

2.       DEFINITIONS

         As used in the Plan, the following definitions apply to the terms indicated below:

         (a) "Board of Directors" shall mean the Board of Directors of Viskase.

         (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean (i) the commission by the Participant of a felony or a crime involving moral turpitude; the Committee may, in its good faith and using reasonable judgment, determine the fact of the commission of the felony or the crime by the Participant without recourse to or reliance upon any judicial proceeding or judicial determination; (ii) the commission by the Participant of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its employees, customers, affiliates or suppliers, or adversely affecting their reputation or standing, all as determined by the Committee in its good faith and using reasonable judgment; (C) the willful failure of the Participant to perform duties as reasonably directed by the Participant's supervisor which are within the control of the Participant; (D) gross negligence, reckless or willful misconduct by the Participant with respect to the Company, all as determined by the Committee, in its good faith and using reasonable judgment; or (E) any other material breach by the Participant of Company policy reasonably established by the Board of Directors, which breach, if curable, is not cured within 15 days after written notice thereof to the Participant, as determined by the Committee, in its good faith and using reasonable judgment.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan or, if there shall be no Compensation Committee or other committee of the Board of Directors, the Board of Directors.

         (e) "Common Stock" shall mean Viskase's common stock, $.01 par value per share.

         (f) "Company" shall mean Viskase and each of its Subsidiaries.

         (g) "Disability" shall mean a condition entitling a Participant to benefits under the long-term disability policy maintained by the Company and applicable to such Participant.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (i) "Fair Market Value" of a share of Common Stock shall be (i) the closing sale price of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the closing sale price as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, the closing sale price as reported in the "pink sheets," in each case at the closing of the trading day next preceding the date of determination. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in good faith.

         (j) "Incentive Award" shall mean an Option granted pursuant to the terms of the Plan.

         (k) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (l) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

         (m) "Option" shall mean an option to purchase shares of Common Stock of Viskase granted pursuant to Section 6 hereof.

         (n) "Participant" shall mean an officer, employee, consultant or advisor of the Company to whom an Incentive Award is granted pursuant to the Plan, and upon his death, his successors, heirs, executors and administrators, as the case may be.

         (o) "Plan" shall mean this Viskase Companies, Inc. 2005 Stock Option Plan, as it may be amended from time to time.

         (p) "Retirement" shall mean the termination of the employment of a Participant with the Company on or after (i) the first date on which the Participant has both attained age 55 and completed five years of service with the Company or (ii) the date on which the Participant attains age 65.

         (q) "Securities Act" shall mean the Securities Act of 1933, as amended.

         (r) "Subsidiary" shall mean any "subsidiary corporation" of Viskase within the meaning of Section 425(f) of the Code.

         (s) "Viskase" shall mean Viskase Companies, Inc., a Delaware corporation, and its successors.

3.       STOCK SUBJECT TO THE PLAN

         Under the Plan, the Committee may grant Options to Participants. Subject to adjustment as provided in Section 7 hereof, the Committee may grant Options under the Plan to Participants under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed 1,000,000 shares. In the event that any outstanding Option expires, terminates or is cancelled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grants under the Plan. Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee, which shall be comprised in such manner as to permit the grant of Incentive Awards to meet the requirements of Rule 16b-3(d)(1) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the officers, employees, consultants and advisors of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

         The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties, provided that such decisions reflect compliance with the terms and provisions of this Plan.

         The Committee may, in its absolute discretion, accelerate the date on which any Option granted under the Plan becomes exercisable or, subject to
Section 6(c)(1) hereof, extend the term of any Option granted under the Plan. In addition, the Committee may in its absolute discretion grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this
Section 4 shall not count against the limits set forth in such Section 3.

         The determination of whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be made by the Committee.

         No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Viskase shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in any case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.       ELIGIBILITY

         The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such officers, employees, consultants and advisors of the Company who are largely responsible for the management, growth and protection of the business of the Company as the Committee shall select from time to time.

6.       OPTIONS

         The Committee may grant Options pursuant to the Plan to Participants, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

         (a) Identification of Options. All Options granted under the Plan that are Incentive Stock Options shall be clearly identified as such in the agreement evidencing such Options. It is Viskase's intent that Non-Qualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under the Code and underlying regulations to qualify as Incentive Stock Options, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under this Plan does not qualify as such for any reason, then to the extent of such non-qualification, the Option represented thereby shall be regarded as a Non-Qualified Stock Option duly granted under this Plan.

         (b) Exercise Price.

         The exercise price of any Option granted under the Plan (whether an Incentive Stock Option or a Non-Qualified Stock Option) shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted.

         (c) Term and Exercise of Options.

         (1) Each Option shall become exercisable with respect to one-third of the number of shares of Common Stock subject to such Option on the first anniversary of the date on which such Option is granted and with respect to an additional one-third of the number of shares of Common Stock subject thereto on each subsequent anniversary of such date and shall in addition be exercisable on such other date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

         (2) Each Option shall be exercisable in whole or in part. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

         (3) An Option shall be exercised by delivering notice to Viskase's principal office, to the attention of its Chief Financial Officer, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Chief Financial Officer of Viskase, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Chief Financial Officer of Viskase shall require from time to time.

         (4) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

         (5) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         (d) Limitations on Grant of Incentive Stock Options.

         (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of Viskase as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

         (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Viskase or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the per share exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         (3) In order for Incentive Stock Options to be validly granted pursuant to this Plan, this Plan must be approved by a majority of Viskase's shareholders within 12 months of the date of adoption hereof by the Board of Directors.

         (e) Effect of Termination of Employment.

         (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Disability, Retirement, Cause or death
(i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the sixtieth (60th) day following such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

         (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability, Retirement or death of the Participant, such Participant shall be entitled to exercise, at any time or from time to time until the first anniversary of such termination, Options granted to such Participant hereunder to the extent that such Options were exercisable at the time of such termination or would have become exercisable had his employment continued until the first anniversary of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

         (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

         (4) In addition to any other acceleration of exercisability provided under this Plan, an Option shall be deemed to be exercisable on the date of the termination of the employment of a Participant with the Company to the extent that the Committee so provides in writing, provided that such acceleration occurs prior to the first anniversary of such termination of employment.

         (f) Cash Bonuses.

         The Committee may, in its absolute discretion, grant to any Participant a cash bonus in an amount determined by the Committee to enable the Participant to pay any federal, state or local income taxes arising out of the exercise of an Option.

7.       ADJUSTMENT UPON CHANGES IN COMMON STOCK

         (a) Shares Available for Grants.

         In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options may be granted as the Committee may deem appropriate.

         (b) Increase or Decrease in Issued Shares Without Consideration.

         Subject to any required action by the shareholders of Viskase (including, but not limited to, any shareholder action required under Code
Section 422 or any successor provision), in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by Viskase, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option and the exercise price per share of Common Stock of each such Option in order to prevent such increase or decrease from resulting in an enlargement or dilution of rights under outstanding Options.

         (c) Certain Mergers.

         Subject to any required action by the shareholders of Viskase (including, but not limited to, any shareholder action required under Code
Section 422 or any successor provision), in the event that Viskase shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation, which shall be governed by Section 7(d)), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

         (d) Certain Other Transactions.

         Subject to any required action by the shareholders of Viskase (including, but not limited to, any shareholder action required under Code
Section 422 or any successor provision), in the event of (i) a dissolution or liquidation of Viskase, (ii) a sale of all or substantially all of Viskase's assets, (iii) a merger or consolidation involving Viskase in which Viskase is not the surviving corporation or (iv) a merger or consolidation involving Viskase in which Viskase is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee in its absolute discretion shall have the power to:

         (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

         (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option with respect to, as appropriate, some or all of the property for which such Option or is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in good faith in the exercise price of the option or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

         (e) Other Changes.

         Subject to any required action by the shareholders of Viskase (including, but not limited to, any shareholder action required under Code
Section 422 or any successor provision), in the event of any change in the capitalization of Viskase or corporate change other than those specifically referred to in Sections 7(b), (c) or (d) hereof, the Committee may, in good faith, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate and equitable to prevent such change in capitalization or other corporate change from resulting the an enlargement or dilution of rights under outstanding Options.

         (f) No Other Rights.

         Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Viskase or any other corporation. Except as expressly provided in the Plan, no issuance by Viskase of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

8.       RIGHTS AS A STOCKHOLDER

         No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 7 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

9.       NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

         Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or other agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

         No person shall have any claim or right to receive an Incentive Award hereunder, and the Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any other time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

10.      SECURITIES AND OTHER MATTERS

         (a) Viskase shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, Viskase shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until Viskase is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to Viskase shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. Viskase may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. Viskase shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

11.      WITHHOLDING TAXES

         (a) Cash Remittance.

         Whenever shares of Common Stock are to be issued upon the exercise of an Option, Viskase shall have the right to require the Participant to remit to Viskase in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares.

         (b) Stock Remittance.

         At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the Participant may tender to

Viskase a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise or grant. Such election shall satisfy the Participant's obligations under Section 11(a) hereof, if any.

         (c) Stock Withholding.

         At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, Viskase shall withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise or grant. Such election shall satisfy the Participant's obligations under Section 11(a) hereof, if any.

         (d) Other Payments.

         Whenever cash or property other than Common Stock is payable to any Participant with respect to an Option, Viskase shall have the right to withhold from any such payment (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due with respect to such payment prior to the delivery of such cash or property to the Participant.

12.      AMENDMENT OF THE PLAN

         The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that no such suspension, discontinuance, revision or amendment shall adversely impair the rights of any Participant pursuant to an outstanding Incentive Award without the consent of such Participant. Notwithstanding the foregoing, the Committee may take such actions as it deems appropriate to ensure that the Plan and any Incentive Awards may comply with any tax, securities or other applicable law. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority as provided in the Plan.

13.      NO OBLIGATION TO EXERCISE

         The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

14.      TRANSFERS UPON DEATH

         Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Viskase unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will


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and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

15.      EXPENSES AND RECEIPTS

         The expenses of the Plan shall be paid by Viskase. Any proceeds received by Viskase in connection with any Incentive Award will be used for general corporate purposes.

16.      FAILURE TO COMPLY

         In addition to the remedies of Viskase elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

17.      EFFECTIVE DATE AND TERM OF PLAN

         The Plan was adopted January 13, 2005 by the Board of Directors. No grants may be made under the Plan after January 13, 2015.



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